Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Loomis Sayles Bond Fund
Supplement dated March 19, 2021 to the Prospectus, dated March 15, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Loomis Sayles Bond Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective March 19, 2021 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Loomis with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Loomis would have received under the Former Subadvisory Agreement.
In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Loomis Sayles Bond Fund to AMG GW&K ESG Bond Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. Aggregate Bond Index.
Also in connection with the hiring of GW&K, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.26% to 0.23%; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least May 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be increased from 0.04% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG GW&K ESG Bond Fund. All references to Loomis shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Elaine M. Stokes, Matthew J. Eagan and Brian P. Kennedy as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Mary F. Kane, CFA and Stephen J. Repoff, CFA.

The section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund – Investment Objective” on page 7 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
AMG GW&K ESG Bond Fund’s (the “Fund”) investment objective is to generate income and capital appreciation.
The section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund – Principal Investment Strategies” beginning on page 7 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The term “bond” includes any debt or fixed income securities. Up to 30% of the Fund’s assets may be invested in below investment grade securities (commonly known as “junk bonds” or “high yield securities”). Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), to be of comparable credit quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if GW&K believes it would be advantageous to do so. While the Fund may purchase debt securities of any duration, the Fund currently intends to primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of January 31, 2021, the duration of the benchmark was 6.09 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.
The Fund may invest in debt securities issued by any of the following: public and private U.S. and
non-U.S.
companies; the U.S. government and its agencies, instrumentalities and sponsored corporations, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries, including emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities. The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to certain bond sectors such as bank loans. The Fund may also invest in Treasury Inflation Protected Securities (“TIPS”) and preferred securities. Up to 20% of the Fund’s assets may be invested in
non-U.S.
dollar-denominated instruments, including sovereign and corporate bonds. The Fund may also invest in bonds whose proceeds are reserved for financing the implementation of the United Nations’ Sustainable Development Goals or other sustainable projects. GW&K’s investment process involves fundamental credit research and GW&K’s analysis of how the Fund’s potential investments are affected by material environmental, social and governance (“ESG”) factors. In selecting potential investments for the Fund, GW&K uses top-down
research that focuses on managing duration, yield curve, credit quality, volatility and liquidity, as well as bottom-up
research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis. GW&K may adjust its assessment of an investment based on a number of considerations.
In selecting debt securities issued by public and private companies, including corporate bonds and preferred securities, state and local governments issuing taxable municipal securities, and governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries, GW&K applies its ESG factor analysis. GW&K has created its own proprietary ESG Scoring System, which takes into consideration a range of factors, including independent analysis from third parties such as MSCI Inc.

and Sustainalytics, as well as its own analysis of material ESG factors. Each of GW&K’s sector specialists generally assesses the materiality of relevant environmental, social and governance metrics to bond issues during the fundamental research process, depending on the sector and for corporate issuers the nature of the company’s business. GW&K uses standards developed by the Sustainable Accounting Standards Board to inform these assessments. Environmental assessment may take into account issues such as carbon emissions, natural resource usage, hazardous waste, chemical safety, water stress and sustainable technology. Social assessment may take into account issues such as human rights, labor relations, employee safety, product safety, data security and community relations. Governance assessment may take into account issues such as business ethics, board quality, board composition, compensation practices, financial reporting and stakeholder governance.
GW&K recognizes that the relative impact of ESG factors on investment performance may vary across market sector, industries and regions, but the firm believes that responsible corporate behavior with respect to ESG factors can contribute to positive and sustainable long-term financial performance. GW&K seeks to identify issuers that GW&K believes are leaders in their industries in effectively addressing exposure to ESG risks through business practices, policies and programs, or issuers within an industry that have more limited exposure to ESG risks. The goal of the ESG factor analysis is to seek investments with lesser exposure to, or better management of, ESG risks.
The section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund – Principal Risks” beginning on page 8 is revised to remove “Derivatives Risk” and “Leverage Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:
ESG Investing Risk
—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.
Exchange-Traded Fund Risk
—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Municipal Market Risk
—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Also with respect to the section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond – Principal Risks” beginning on page 8, the principal risks shall appear in the following order: Debt Securities Risk; Market Risk; Interest Rate Risk; Credit and Counterparty Risk; High Yield Risk; ESG Investing Risk; Asset-Backed and Mortgage-Backed Securities Risk; Changing Distribution Level Risk; Currency Risk; Emerging Markets Risk; Exchange-Traded Fund Risk; Extension Risk; Foreign Investment Risk; Inflation/Deflation Risk; Liquidity Risk; Management Risk; Municipal Market Risk; Prepayment Risk; Reinvestment Risk; and U.S. Government Securities Risk.
In the section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund – Performance” beginning on page 9, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices.

As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K ESG Bond Fund,” adopted its current investment strategies and began comparing its performance to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Service Class shares on April 1, 2013)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.
To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund – Performance” beginning on page 9 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG GW&K ESG Bond Fund	1 Year	5 Years	10 Years	Since Inception 1
Class N Return Before Taxes	7.34%	5.63%	5.04%	—

Class N Return After Taxes on Distributions	5.89%	4.02%	3.48%	—

Class N Return After Taxes on Distributions and Sale of Fund Shares	4.37%	3.68%	3.28%	—

Class I Return Before Taxes	7.57%	5.78%	—	4.12%

Bloomberg Barclays U.S. Aggregate Bond Index 2 (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	3.41%

Bloomberg Barclays U.S. Government/Credit Bond Index 2 (reflects no deduction for fees, expenses or taxes)	8.93%	4.98%	4.19%	3.67%

1	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I shares on April 1, 2013.
2
The Bloomberg Barclays U.S. Aggregate Bond Index replaced the Bloomberg Barclays U.S. Government/Credit Bond Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund – Portfolio Management” on page 10 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers
Mary F. Kane, CFA
Partner and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since March 2021.
Stephen J. Repoff, CFA
Principal and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since March 2021.
The section titled “Additional Information About the Funds – AMG Managers Loomis Sayles Bond Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 13 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
GW&K serves as subadviser to the Fund and adheres to strict guidelines on issuers that it considers for investment. When deciding which securities to buy or sell, typically, GW&K:

•	Seeks companies that GW&K believes maintain sustainable competitive advantages and expects to benefit from emerging cyclical or secular drivers.

•	Identifies issuers and securities that GW&K believes are undervalued due to temporary or discrete events.

•	Uses top-down research that focuses on managing:

•	Duration

•	Yield Curve

•	Credit Quality

•	Volatility

•	Liquidity

•	Country

•	Currency

•	Uses bottom-up research that focuses on:

•	Fundamental Analysis

•	Valuation Analysis

•	Technical Analysis

•	ESG Factor Analysis
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
As discussed above, the Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15 is revised to remove “Derivatives Risk” and “Leverage Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:
ESG INVESTING RISK
Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.
EXCHANGE-TRADED FUND RISK
Funds that invest in ETFs may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a fund that invests in ETFs will bear a proportionate share of such fees and expenses. As a result, an investment by the Fund in an ETF could lead to higher operating expenses and lower performance than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF’s returns may not match the returns of the underlying index.
MUNICIPAL MARKET RISK
Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, particularly during recessions or similar periods of economic stress, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, particularly in stressed market conditions. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.
Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

Within the section titled “Additional Information About the Funds – Fund Management – AMG Managers Loomis Sayles Bond Fund” on page 21, the first and second paragraphs are deleted and replaced with the following:
GW&K has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2020, had assets under management of approximately $51 billion. AMG indirectly owns a majority interest in GW&K.
Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund, and have managed the Fund since December 2020. Ms. Kane joined GW&K in 2005. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Mr. Repoff joined GW&K in 2013 and is a Principal and Portfolio Manager.
In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 7 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee 1	0.23%	0.23%

Distribution and Service (12b-1) Fees	None	None

Other Expenses 1	0.46%	0.26%

Total Annual Fund Operating Expenses	0.69%	0.49%

Fee Waiver and Expense Reimbursements 2	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 2	0.68%	0.48%

1	Expense information has been restated to reflect current fees.
2
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$69	$219	$382	$857

Class I	$49	$155	$272	$614

The first two paragraphs in the section titled “Additional Information About the Funds – AMG Managers Loomis Sayles Bond Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 13 are deleted and replaced with the following:
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.25% and 0.05%, respectively, in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year
based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Loomis Sayles Bond Fund” on page 21, the third paragraph is deleted and replaced with the following:
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.23% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 23 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:
Shareholders of Class I shares may bear shareholder servicing fees of up to 0.05% with respect to AMG GW&K ESG Bond Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Special Equity Fund
Supplement dated March 19, 2021 to the Prospectus, dated March 15, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. (each, a “Former Subadviser” and together, the “Former Subadvisers”), effective March 19, 2021 (the “Implementation Date”). The appointment of Veritas was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and each Former Subadviser with respect to the Fund (each, a “Former Subadvisory Agreement” and together, the “Former Subadvisory Agreements”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that each Former Subadviser would have received under the applicable Former Subadvisory Agreement.
In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Special Equity Fund to AMG Veritas Asia Pacific Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI AC Asia Pacific ex Japan Index.
Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.90% to 0.71%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least May 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG Veritas Asia Pacific Fund. All references to the Former Subadvisers shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Daniel Mahr, Frederick L. Konopka, John Paul Lewicke and Damien Zhang (Federated MDTA LLC), F. Thomas O’Halloran, Matthew R. DeCicco, Vernon T. Bice and Benjamin Ebel (Lord, Abbett & Co. LLC), W. Conrad Doenges, Andrew F. Hill and Joseph LaBate (Ranger Investment Management L.P.), and Stephen S. Smith and John D. Brim (Smith Asset Management Group, L.P.) as portfolio managers of the Fund shall be deleted and all references to the portfolio manager of the Fund shall refer to Ezra Sun.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Investment Objective” on page 3 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
AMG Veritas Asia Pacific Fund (the “Fund”) seeks to provide long-term capital appreciation.
The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Principal Investment Strategies” beginning on page 3 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund principally invests in equity securities listed or traded on exchanges in the Asia Pacific region (excluding Japan). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan). Under normal circumstances, the Fund considers equity securities to include common and preferred stocks, depositary receipts, and securities with equity characteristics, including, but not limited to, equity-linked notes and participation notes. The Fund considers an issuer to be located in the Asia Pacific region (excluding Japan) if the issuer has its registered office in the Asia Pacific region or has the predominant part of its commercial activity in the Asia Pacific region or, in the case of a holding company, it predominantly holds participations in companies with registered offices in the Asia Pacific region.
The Fund intends to invest in focused equity positions, identified through the bottom-up,
stock picking approach of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”), with a macro overlay. The Subadviser’s macro analysis will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The Fund seeks to focus on quality companies in sectors that the Subadviser believes show long term structural growth potential with emphasis on industry leaders or emerging leaders with durable competitiveness. The macro themes are identified via a combination of in-house
and external research. Asian domestic demand is an example of a theme internal to the Subadviser. In part, the Fund uses this analysis to seek to identify opportunities to invest in companies in the Asia Pacific region whose businesses are benefitting from rising consumer spending in the Asia Pacific region in consumer goods or services.
The Fund intends to gain exposure to equities issued by companies located in the People’s Republic of China (“PRC”) through direct exposure in the Shanghai and Shenzen stock exchanges or indirect exposure through
P-Notes
or similar equity linked securities. The Fund intends to gain exposure to equities issued by companies located in India through direct exposure or indirect exposure through
P-Notes
or similar equity linked securities.
The Fund will generally invest in
mid-
to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion.
The Fund currently expects to hold between 15 and 60 positions at any time.
The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Principal Risks” on page 4 is revised to remove “Growth Stock Risk,” “Model and Data Risk,” and “Sector Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Focused Investment Risk
—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Geographic Focus Risk
—to the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Greater China
. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.
India
. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).
High Cash Balance Risk
—when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
Large-Capitalization Stock Risk
—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization
companies.

Participatory Notes Risk
—an investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the
non-U.S.
bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
Political Risk
—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
PRC Tax Risk
—the application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.
Stock Connect Risk
—trading in China
A-Shares
through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People’s Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.
Valuation Risk
—the Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
Value Stock Risk
—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Also with respect to the section titled “Summary of the Funds – AMG Managers Special Equity Fund – Principal Risks” on page 4, the principal risks shall appear in the following order: Market Risk; Management Risk; Focused Investment Risk; Foreign Investment Risk; Geographic Focus Risk; Currency Risk; Emerging Markets Risk; High Cash Balance Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Participatory Notes Risk; Political Risk; PRC Tax Risk; Small- and
Mid-Capitalization
Stock Risk; Stock Connect Risk; Valuation Risk; and Value Stock Risk.
In the section titled “Summary of the Funds – AMG Managers Special Equity Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, Veritas was appointed as subadviser to the Fund and the Fund changed its name to “AMG Veritas Asia Pacific Fund,” adopted its current investment strategies and began comparing its performance to the MSCI AC Asia Pacific ex Japan Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly Managers Class shares, which were renamed Service Class shares on April 1, 2013)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.

To obtain updated performance information, please visit
www.amgfunds.com
or call
800.548.453
9.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Special Equity Fund – Performance” beginning on page 4 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG Veritas Asia Pacific Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	38.74%	17.95%	14.29%

Class N Return After Taxes on Distributions	37.32%	16.25%	13.47%

Class N Return After Taxes on Distributions and Sale of Fund Shares	23.89%	14.15%	11.87%

Class I Return Before Taxes	39.08%	18.24%	14.55%

MSCI AC Asia Pacific ex Japan Index 1 (reflects no deduction for fees, expenses or taxes)	22.44%	12.93%	6.21%

Russell 2000 ® Growth Index 1 (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%

1
The MSCI AC Asia Pacific ex Japan Index replaced the Russell 2000
®
Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Special Equity Fund – Portfolio Management” on page 5 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
Veritas Asset Management LLP
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Manager
Ezra Sun
Head of Asia of Veritas;
Portfolio Manager of the Fund since March 2021.
The section titled “Additional Information About the Funds – AMG Managers Special Equity Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 11 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
Until May 21, 2021, under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). Effective as of May 21, 2021, this policy will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund generally expects to sell a particular security when the Subadviser believes the security’s intrinsic value has been achieved and there will be no subsequent price upgrade or greater opportunities exist elsewhere. The Fund may also consider selling a particular security in other circumstances, including if the Subadviser believes a fundamental change in the company’s outlook occurs or there is a thesis breach, for example, if there are unexplained changes in management, accounting irregularities or corporate governance issues.
People’s Republic of China.
The Fund intends to gain exposure to equities issued by companies located in the PRC through direct or indirect exposure. The Fund anticipates obtaining its exposure to the PRC through direct investments in equities listed on mainland China stock exchanges, such as the Shanghai and Shenzen stock exchanges, via Hong Kong through the market access program through which foreign investors can deal in select China A Shares (Stock Connect). The Fund anticipates obtaining exposure indirectly by entering into arrangements with, and acquiring notes or similar equity linked securities (such as
P-Notes
and warrants) or instruments issued by, institutions that have obtained Qualified Foreign Institutional Investor (“QFII”) status through which the Fund can gain exposure indirectly to the China A Share market as the underlying equity is a China A Share.
India.
The Fund intends to gain exposure to equities issued by companies located in India through direct or indirect exposure. The Fund anticipates obtaining its exposure to India through direct investments in Indian securities issued by Indian issuers pursuant to a Foreign Portfolio Investor (“FPI”) license. The Fund anticipates obtaining exposure to India indirectly by entering into arrangements with, and acquiring notes or similar equity linked securities (such as
P-Notes)
or instruments issued by, institutions that have obtained Foreign Institutional Investor (“FII”) status through which the Fund can gain exposure indirectly to the Indian securities market.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 15 is revised to reflect that “Growth Stock Risk,” “Model and Data Risk” and “Sector Risk” are no longer principal risks of the Fund; to reflect that “Currency Risk” and “Emerging Markets Risk” are principal risks of the Fund; and to add the following as principal risks of the Fund:
FOCUSED INVESTMENT RISK
To the extent the Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund’s net asset value.
GEOGRAPHIC FOCUS RISK
To the extent a Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region. This may cause the Fund’s NAV to be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Greater China
. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
India
. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).
HIGH CASH BALANCE RISK
When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
LARGE-CAPITALIZATION STOCK RISK
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
PARTICIPATORY NOTES RISK
An investment in participatory notes is subject to market risk, which is the risk that the market value of the underlying securities could decline as a result of business, economic, political or other factors, resulting in a decline in the value of the notes. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the
non-U.S.
bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
POLITICAL RISK
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
PRC TAX RISK
The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

STOCK CONNECT RISK
Trading in China
A-Shares
through Stock Connect is subject to certain restrictions and risks. Stock Connect is subject to sudden changes in quota limitations, differences in trading days between the PRC and Stock Connect, operational risk, and regulatory and taxation risk. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the Fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China
A-Share
prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.
VALUATION RISK
The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market
inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. In addition, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
VALUE STOCK RISK
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.
The first four paragraphs in the section titled “Additional Information About the Funds – Fund Management – AMG Managers Special Equity Fund” beginning on page 20 are deleted and replaced with the following:
Veritas has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Veritas, if earlier. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas.
Ezra Sun is the portfolio manager primarily responsible for the day-to-day
management of the Fund, and has managed the Fund since March 2021. Mr. Sun is Head of Asia, Fund Manager of the Veritas Asian strategies and a Managing Partner of Veritas. He has 26 years’ investment experience. Prior to joining Veritas in 2004, he worked at Newton Investment Management from 1995 to 2004 as a Director of Investment Management and Investment Leader Asia. Mr. Sun was in charge of Newton’s Asia Pacific fund range including Newton Oriental Fund and Mellon Asia Equity Fund.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG Managers Special Equity Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 3 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee 1	0.71%	0.71%

Distribution and Service (12b-1) Fees	None	None

Other Expenses	0.52%	0.27%

Total Annual Fund Operating Expenses	1.23%	0.98%

Fee Waiver and Expense Reimbursements 2	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 2	1.18%	0.93%

1	Expense information has been restated to reflect current fees.
2
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$120	$382	$667	$1,481

Class I	$95	$304	$533	$1,194

The second paragraph in the section titled “Additional Information About the Funds – AMG Managers Special Equity Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 11 is deleted and replaced with the following:
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Special Equity Fund” beginning on page 20, the fifth paragraph is deleted and replaced with the following:
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.71% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Veritas a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
002-84012
and
811-03752
AMG FUNDS III
AMG Managers Special Equity Fund
Supplement dated March 19, 2021 to the Prospectus, dated March 15, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks) will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in the Asia Pacific region (excluding Japan).
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K High Income Fund

(formerly AMG Managers Global Income Opportunity Fund)

Supplement dated March 19, 2021 to the Prospectus, dated March 15, 2021, as supplemented March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated and supplemented as noted above.

Effective immediately, the Fund will begin declaring and paying any income dividends monthly and declare and pay net realized capital gain distributions, if any, annually in December. Therefore, effective immediately, the first sentence of the section titled “Shareholder Guide – Investor Services – Dividends and Distributions” on page 21 of the Prospectus is deleted and replaced with the following: “The Fund normally declares and pays any income dividends monthly and declares and pays net realized capital gain distributions, if any, annually in December.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Loomis Sayles Bond Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Loomis Sayles Bond Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective March 19, 2021 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Loomis with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Loomis would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Loomis Sayles Bond Fund to AMG GW&K ESG Bond Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. Aggregate Bond Index.

Also in connection with the hiring of GW&K, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.26% to 0.23%; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least May 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be increased from 0.04% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K ESG Bond Fund. All references to Loomis shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Elaine M. Stokes, Matthew J. Eagan and Brian P. Kennedy as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Mary F. Kane, CFA and Stephen J. Repoff, CFA.

In the section titled “Investment Policies – Investment Techniques and Associated Risks – (5) Commercial Paper” beginning on page 6, the second paragraph is deleted.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (8) Equity Securities” beginning on page 7 is revised to add the following types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (9) Eurodollar Bonds” on page 9 is deleted and replaced with the following:

(9) Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

In the section titled “Investment Policies – Investment Techniques and Associated Risks – (15) Inverse Floating Obligations” on page 21, the first sentence is deleted and replaced with the following:

AMG GW&K ESG Bond Fund may invest in inverse floating obligations.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (22) Reverse Repurchase Agreements” on page 36 is deleted and replaced with the following:

(22) Reverse Repurchase Agreements and Dollar Roll Agreements

A Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

A Fund will earmark or establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements and dollar rolls can be viewed as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (28) U.S. Treasury Securities” beginning on page 41 is deleted and replaced with the following:

(28) U.S. Treasury and Government Securities and Securities of International Organizations

A Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

A Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA (described under “Mortgage-Related Securities”), the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. Such securities may involve increased risk, including loss of principal and interest, compared to government debt securities that are backed by the full faith and credit of the U.S. Treasury.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (29) Variable Rate Securities” on page 42 is deleted and replaced with the following:

(29) Variable and Floating Rate Securities and Participation Interests

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

A Fund may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (30) When-Issued Securities” on page 42 is deleted and replaced with the following:

(30) When-Issued, Delayed-Delivery and Forward Commitment Transactions

A Fund may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

In connection with these transactions, a Fund will earmark or maintain a segregated account with its custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued or delayed-delivery transactions may allow a Fund to hedge against changes in interest rates.

A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to a Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Investment Manager and the Fund’s Subadviser deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

The section titled “Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Inflation-Linked Bonds

To the extent it may invest in fixed-income securities, a Fund may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” If a Fund holds an obligation with original issue discount, it is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

Special Purpose Acquisition Companies

A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

The following is added at the end of the section titled “Management of the Funds – Subadvisers” beginning on page 73:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the second paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 74:

Notwithstanding the foregoing, with respect to AMG GW&K ESG Bond Fund, the interim Subadvisory Agreement, dated as of March 19, 2021, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of GW&K as the subadviser to AMG GW&K ESG Bond Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New GW&K ESG Bond Fund Subadvisory Agreement”), and the submission of the New GW&K ESG Bond Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to the AMG GW&K ESG Bond Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party.

The second sentence of the ninth paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 74 is deleted and replaced with the following:

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Loomis Sayles Bond Fund” beginning on page 92 is deleted and replaced with the following:

AMG GW&K ESG Bond Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

GW&K Investment Management, LLC (“GW&K”)

GW&K has served as Subadviser to AMG GW&K ESG Bond Fund since March 2021. AMG indirectly owns a majority interest in GW&K. As of December 31, 2020, GW&K’s assets under management were approximately $51 billion. Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Mary F. Kane, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$415	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	7,531	$5,033	None	$0

Portfolio Manager: Stephen J. Repoff, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$415	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	7,531	$5,033	None	$0

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns)

•	Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

AMG GW&K ESG Bond Fund

Ms. Kane: None

Mr. Repoff: None

Appendix G is deleted and replaced with the following:

Appendix G

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2020

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K Investment Management, LLC (“GW&K”) has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I. Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)	Conduct in-depth proxy research;
2)	Process and vote proxies in connection with securities held by GW&K’s clients;
3)	Maintain appropriate records of proxy statements, research, and recommendations;
4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;
5)	Complete other proxy related administrative functions.

II. Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1) Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2) Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3) Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4) Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5) Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6) Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III. Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV. Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management, LLC

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V. Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1) These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

2) Proxy statements, research, recommendations, and records of each vote;

3) Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

In addition, effective if and when the New Subadvisory Agreement takes effect, the SAI is amended as follows:

The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadvisers” beginning on page 78:

Fund	Investment Management Fee
AMG GW&K ESG Bond Fund	0.23%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Federated MDTA LLC, Lord, Abbett & Co. LLC, Ranger Investment Management L.P. and Smith Asset Management Group, L.P. (each, a “Former Subadviser” and together, the “Former Subadvisers”), effective March 19, 2021 (the “Implementation Date”). The appointment of Veritas was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and each Former Subadviser with respect to the Fund (each, a “Former Subadvisory Agreement” and together, the “Former Subadvisory Agreements”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that each Former Subadviser would have received under the applicable Former Subadvisory Agreement.

In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Special Equity Fund to AMG Veritas Asia Pacific Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the MSCI AC Asia Pacific ex Japan Index.

Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.90% to 0.71%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least May 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG Veritas Asia Pacific Fund. All references to the Former Subadvisers shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Daniel Mahr, Frederick L. Konopka, John Paul Lewicke and Damien Zhang (Federated MDTA

LLC), F. Thomas O’Halloran, Matthew R. DeCicco, Vernon T. Bice and Benjamin Ebel (Lord, Abbett & Co. LLC), W. Conrad Doenges, Andrew F. Hill and Joseph LaBate (Ranger Investment Management L.P.), and Stephen S. Smith and John D. Brim (Smith Asset Management Group, L.P.) as portfolio managers of the Fund shall be deleted and all references to the portfolio manager of the Fund shall refer to Ezra Sun.

The section titled “Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to reflect that the Fund may invest in Corporate and Other Debt Securities.

The section titled “Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to reflect that the Fund may no longer purchase the following types of securities and instruments: Mortgage-Related Securities; Municipal Securities; Obligations of Domestic and Foreign Banks; and Short Sales.

In the section titled “Investment Policies – Investment Techniques and Associated Risks – (5) Commercial Paper” beginning on page 6, the second paragraph is deleted.

The following is added at the end of the sub-section titled “Investment Policies – Investment Techniques and Associated Risks – (7) Emerging Market Securities” on page 7:

Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy. The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. The QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.

China Stock Connect Programs. The risks noted here are in addition to the risks described above. There are significant risks inherent in investing in China A-Shares through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China A-Shares when it wants to in a timely manner, which could adversely affect the Fund’s performance or ability to meet its investment objective. A Fund’s investments in China A-Shares may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China A-Shares through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China A-Shares on day “T,” the investor will only be able to sell the securities on or after day T+1. China A-Shares currently eligible for trading under a China Connect program may also lose such designation. Further, all China A-Shares trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.

China Connect is subject to certain restrictions that create additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Fund to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through China Connect is available only through a single broker that is an affiliate of the Fund’s sub-custodian, which means that the Fund cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, China Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through China Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China A-Shares purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China A-Shares through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. If PRC law does not fully recognize a Fund as the beneficial owner of its China A-Shares, this may limit the ability of the Subadviser to effectively manage the Fund. The use of the nominee system also exposes a Fund to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation.

Different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Funds investing through China Connect programs.

PRC Tax Risk. A Fund’s investments in China A-Shares will be subject to PRC tax rules, the application of many of many of which is uncertain. PRC taxes that may apply to a Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, corporate income tax, value added tax and stamp tax.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, royalties, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in the PRC. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to QFIIs and RQFIIs of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The PRC tax authorities issued a notice on November 14, 2014 (“Notice 79”) stating that QFIIs and RQFIIs (without an establishment or place of business in the PRC or without income that is effectively connected with such an establishment or place) are temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments, including China A-Shares, effective from November 17, 2014. Another notice (“Notice 81”), issued on the same day by the PRC tax authorities, states that the capital gain from disposal of China A-Shares by foreign investor enterprises via the China Connect program are temporarily exempt from income tax withholding. Notice 81 also states that the dividends derived from China A-Shares by foreign investor enterprises are subject to 10% withholding income tax.

There is no indication of how long these temporary exemptions will remain in effect and a Fund may be subject to addition PRC income taxes in the future. If, in the future, the PRC begins applying tax rules regarding the taxation of income from China A-Shares investment to QFIIs and RQFIIs or investments through the China Connect program or begins collecting capital gains taxes on such investments, the Funds could be subject to withholding income tax liability to the extent that any presumptive liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with an “establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the establishment. The Funds do not expect to be treated as a tax resident of the PRC and or as having an establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC income tax status of the Funds.

Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added taxes (and applicable surtaxes), which may be imposed in the form of a withholding tax, in the future. Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-Shares traded on PRC stock exchanges.

The PRC rules for taxation of RQFIIs, QFIIs and the China Connect program are evolving and certain of the tax regulations to be issued by the PRC tax authorities to clarify the subject matter may adversely affect the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Funds is also uncertain. The imposition of any such taxes, including retroactively, could have a significant adverse effect on a Fund’s returns. The taxation of RQFIIs, QFIIs and China Connect transactions may differ from, or be applied in a manner inconsistent with the practices described in this prospectus. The value of a Fund’s investments in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in PRC tax laws.

Any PRC tax liability incurred by a swap counterparty may be passed on to the Funds. When a Fund sells a swap on China A-Shares, the sale price due to the Fund may be reduced by the RQFII’s tax liability.

The above information is only a summary of the potential PRC tax consequences that may affect the Funds and their investors either directly or indirectly and is not intended to be taken as a definitive, authoritative or comprehensive statement of PRC tax law applicable to the Funds. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (8) Equity Securities – Depositary Receipts” on page 8 is deleted and replaced with the following:

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

The section titled “Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Participatory Notes and Non-Standard Warrants

A Fund may use non-standard warrants, including participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

The following is added at the end of the section titled “Management of the Funds – Subadvisers” beginning on page 73:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the second paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 74:

Notwithstanding the foregoing, with respect to AMG Veritas Asia Pacific Fund, the interim Subadvisory Agreement, dated as of March 19, 2021, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of Veritas as the subadviser to AMG Veritas Asia Pacific Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Veritas Asia Pacific Fund Subadvisory Agreement”), and the submission of the New Veritas Asia Pacific Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to the AMG Veritas Asia Pacific Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party.

The second sentence of the ninth paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 74 is deleted and replaced with the following:

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund” beginning on page 80 is deleted and replaced with the following:

AMG Veritas Asia Pacific Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

Veritas Asset Management LLP (“Veritas”)

Veritas has served as Subadviser to AMG Veritas Asia Pacific Fund since March 2021. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas. Ezra Sun is the portfolio manager primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Ezra Sun
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$7,624.4	None	$0
Other Accounts	1	$324.9	None	$0

Potential Material Conflicts of Interest

The senior management of Veritas are committed to identifying and understanding where in its business, conflicts of interest might occur. In line with UK law and regulations, Veritas takes all reasonable steps to manage these conflicts and where it is determined that it is not possible to mitigate a conflict, Veritas ensures fair treatment of all clients and will clearly and accurately disclose the existence of the conflict where appropriate.

Veritas seeks to ensure that its practices do not favor the interests of Veritas and its staff over those interests of a client or the interests of one segregated client over another segregated client. Veritas implements policies and procedures that either limit practices that result in conflicts or prescribe practices that ensure proper handling of clients’ interests such as personal account dealing, gifts and hospitality, order execution, order allocation and cross trading. The governance arrangements of Veritas have been established to ensure oversight of Veritas’ duties in regards to conflicts of interest.

Veritas has an obligation to establish, implement and maintain an effective Conflicts of Interest policy. Staff in all business lines are encouraged to be aware of the potential for conflicts of interest to arise within Veritas’ operations and training is provided to create awareness and of Veritas’ responsibilities as its clients’ agent, to manage conflicts appropriately. Identified conflicts are added to the Conflicts Log which is maintained by the Compliance team.

Portfolio Manager Compensation

Veritas is governed by The Remuneration Code (SYSC 19A of the FCA for Handbook) applicable for solo regulated firms in the United Kingdom. Members of staff and partners receive remuneration in three ways; industry level basic pay or fixed profit allocation equivalent, discretionary bonus or profit share, and equity income if they have been invited to become a partner of the firm.

Discretionary compensation: the partnership has a Remuneration Committee which determines individual levels of discretionary bonus/profit award. The level of award is linked to client outcome, performance in that person’s respective role and overall contribution to the Partnership.

Investment staff are measured by their ability to generate investment ideas and where those ideas are included in investment portfolios, they are then measured against the performance based on 1, 3 and 5 year performance. Compensation is not based directly on Fund performance. Non-quantitative measures are also taken into account; for example, contribution to the team via appropriate challenge to ideas of other team members.

Long-term incentives: Partners in Veritas own partnership points. The partnership points provide an income based on the overall success of the firm. The partnership points have no capital value for 5 years after which point a capital value can, if individual partners decide, be realized on a gradual basis over the next 5 years with 50% being retained until retirement.

Portfolio Manager’s Ownership of Fund Shares

AMG Veritas Asia Pacific Fund

Mr. Sun: None

Appendices B, C, D, E and F are deleted and the following is added as Appendix B.

Appendix B

Veritas Asset Management LLP

Global Strategies Voting Policy

Veritas Asset Management LLP (“Veritas”) has a commitment to evaluate and vote proxy resolutions in the best interests of our clients. We will vote on all proxy proposals, amendments, consents or resolutions relating to client securities and will vote against management where we strongly believe that to do so is in the best interests of the client. This will primarily occur where the matter to be voted upon will materially affect shareholder value.

Governance of a company is key to Environmental and Social risk factors. A well-run business with management focused on long term risks and challenges that deploys its capital accordingly, is most likely to meet the Veritas quality characteristics sought from each investment. Where a company deviates once an investment is made, voting is one method that can be used to challenge management. It is often utilized alongside engagement.

Areas considered

1. Accountability and Transparency

The management of a company should be accountable to its board of directors and the board accountable to shareholders. The appointment of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Veritas supports an independent, diverse board of directors, and prefers that key committees such as audit and compensation committees be comprised of independent directors. Generally speaking, we would prefer the separation of Chairman and Chief Executive Officer (“CEO”) positions but this would be reviewed on a case-by-case basis.

When meeting management we focus on their long-term vision and how capital is deployed. We seek long term, predictable and sustainable businesses. A company that is dominant today, is not guaranteed future success if its management does not address the future risks and have incentives that are aligned with long term shareholders.

Any activity performed or information published by management can materially affect shareholder value. The ability to create value for shareholders largely depends on the predictability of management in the way it deploys the cash it generates. How reliable and transparent the management of a company is very important as is the timely disclosure of information. Any activity that is unusual or out of character would cause concern.

2. Alignment

(a) Compensation

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Veritas believes that executive compensation should be directly linked to the performance of the company and any incentive plan is fair and reasonable. Severance compensation arrangements will be reviewed on a case-by-case basis. Excessive “golden parachutes” are not in the interest of long-term shareholders. The Key Performance Indicators (KPI’s) should focus on longer time periods which means management not only focus on short term risks but where relevant environmental and social risks.

(b) Capital Structure

Veritas will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Generally, we would not be in favour of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.

(c) Environmental and Social issues

Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practice. Those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. Good quality sustainable companies will move quickly to address data protection issues, reduce carbon emissions, understand the need for lower drug pricing etc., and identify potential in becoming part of the solution to a growing problem. Companies that do not adjust where necessary become disrupted and the predictability of cash flows is significantly reduced.

Environmental, Social and Governance (“ESG”) - Red Line Voting

The Red Line initiative was developed by the Association of Member Nominated Trustees (“AMNT”) to enable pension schemes to take a more active ownership role. Whilst segregated clients own the underlying equity and can direct managers on how to vote, pooled fund investors own units in an underlying fund making it difficult to direct voting. The AMNT developed a set of Red Lines which are voting instructions covering a wide range of environmental, social and governance issues. The environmental Red Lines are in furtherance of the UN Global Compact and were formulated with substantial advice from CDP (formerly the Carbon Disclosure Project). The social Red Lines are in furtherance of the UN Global Compact and the Financial Reporting Council’s UK Corporate Governance Code. The governance Red Lines were developed after studying the voting and engagement policies of the AMNT’s largest pension schemes and basing the Red Lines on the consensus. If one of the 37 Red Lines is breached, the Manager votes in accordance with the Red Line (usually against management) or explains why it has not done so (‘comply or explain’).

Veritas Global application

We understand and agree with the principles behind the AMNT initiative. Investment Managers are the stewards of client capital and all shareholders have a right to direct their Manager on how to vote. The Red Lines are not blunt instructions that the Manager must adhere to. Rather, should a manager decide not to vote in accordance with what might look like a breach of the company’s fiduciary duty, then a detailed explanation would be required.

The Red Lines acknowledge the importance of Governance in ESG. The majority of Red Lines relate back to management and how the business is being run. Whilst some Red Lines may arguably be too aggressive, they provide an opportunity to help educate clients as to why Veritas may think differently on a particular issue.

As an example of Red Line application, voting against senior management for not having a climate change committee is more relevant where the company is a significant carbon producer and needs to do something about it as opposed to one that produces very little carbon and perhaps needs to focus more on data protection. Here we may choose to vote with management and highlight to them areas in which they could improve. Indeed, we have a policy to engage with those companies in which we are invested on behalf of clients, that do not disclose their carbon output and / or have climate policies in place.

The shortfall for a Global Equity Manager like Veritas is that the Red Lines were designed to be applied to UK Equities only. Due to this and our strong belief to vote all resolutions irrespective of where the company is listed, we have instructed Institutional Shareholder Services (“ISS”) to apply (where applicable) the Red Lines globally to all of our funds. We also apply these rules across all Segregated Global Equity mandates where the client has not elected to vote themselves.

Voting Integral to the Investment process

Veritas runs concentrated portfolios. Typically, we look for 25-40 stocks that will achieve a real-return objective for our clients. We have a dedicated Global investment team that understands the businesses we invest in on behalf of our clients. The aim is to buy high quality companies at the right price. The best people to assess whether a company is good quality or whether it is carrying out activities/practices that will be potentially detrimental to shareholders are our investment analysts and Portfolio Managers. Whilst we will take third party views into consideration, such as ISS, AMNT Red Lines, and even questions raised by clients who use proxy firms like Hermes etc., it is important that where mandated, the final decision rests with the Veritas investment team.

There have been cases where resolutions brought against management by shareholders for good reason have failed simply because third party proxy firms have recommended voting against the resolution and with management. Veritas maintains independence of decision based on detailed knowledge of the company.

Voting on key issues is rarely done in isolation and is often a follow up post engaging with management. A decision to vote in favour of management could be conditional to implementing a course of action e.g. introducing more Non-Executive Directors within a set time period or adjusting a Long-Term Incentive Plan.

An integral part of the investment process is rating management on a number of criteria relating to sustainability/ vision/ cash deployment. Any drift in the rating will trigger a review of the position and potential engagement/ voting activity.

Reporting

Reporting is becoming increasingly important. It is clear clients wish to understand the rationale for portfolio positioning and for any necessary engagement / voting on controversial issues. Within the detailed quarterly report sent to clients there will be a summary of the votes cast over the quarter and an explanation of any votes against management.

We also have a separate voting section relating specifically to the ESG Red Lines. We follow the suggested practice of the AMNT for Red Line Voting of ‘comply or explain’. Where a red line has been breached, we will either vote against management or explain why we have not done so.

This together with details on any engagement with a company in our quarterly reports, ensures our clients remain well informed.

Vote Execution

The investment analyst will receive all relevant proxies and determine if he or she believes that Veritas should vote in favour or against management. After discussing with the Portfolio Manager and making a final decision, the analyst will instruct the custodian or prime broker via the Operations Team how to vote. This is done via ISS, and the role of the Operations Team is to ensure that the voting of proxies is done in a timely manner. The Role of the Chief Operating Officer (“COO”) is to monitor the effectiveness of these policies.

Veritas uses ISS to execute voting on behalf of clients. We have also mandated ISS to construct a customized screen for various ESG issues which incorporates the AMNT Red Lines, on a best endeavors basis. The AMNT Red Line Voting Policy contains 37 guidelines covering topics associated with ESG. Should any of the 37 red lines be breached, the instruction is to either vote against management or explain why not. Given this Red Line Voting Policy was developed principally for pooled fund investors (who have been unable to direct votes) and for UK stocks only, we have instructed ISS to apply the guidelines globally where applicable and apply the policy across all clients.

The investment analysts will consider the guidelines and any research when making their decision. In the case where a vote goes against a red line or where Veritas decides to vote against management for non-Red Line resolution, an explanation will be provided in the reporting. On occasion, we may decide to vote against management where the recommendation has been a vote in favour and again an explanation will be given.

Veritas Accountability

Veritas is a signatory of the United Nations Principle of Responsible Investment (“UNPRI”) which requires detailed annual reports in order to remain a member. Veritas is also ranked as Tier 1 by the Financial Reporting Council (“FRC”) in respect of its Stewardship Code. Veritas is also signed up to the Task Force on Climate-related Financial Disclosures (“TCFD”). Veritas is committed to engaging with the AMNT to improve on the set of guidelines in their Red Line Voting policy in order that the policy can be applied to global mandates.

Conflicts of Interest

We believe that as we are a privately owned, independently run partnership, and as our only business activity is asset management; we do not encounter some of the conflicts faced by larger financial services companies. Notwithstanding this, we still ensure that we have a robust conflicts of interest policy which clearly sets out how we identify, consider, mitigate, manage, disclose and record all conflicts, ensuring they are dealt with in a manner that is not prejudicial to any of our clients.

We seek to act in the best interests of all clients when considering proxy voting. Conflicts of interest may arise from time to time, such as voting on matters affecting an investee company, whose pension scheme may be one of our clients1, or where our clients are shareholders in two companies involved in both sides of a deal or dispute.

On a monthly basis, the ESG team at Veritas, reconciles the firm’s list of investee companies against its client list in the CRM system. If no conflicts are identified, the Compliance team will be advised of a nil report. In the event that a conflict is identified, the Compliance team will be notified, and the item will be logged in the conflicts of interest register, along with the date of the next AGM or EGM for the investee company (if available). Notification of the conflict will also be provided to the Operations team and the Investment team who will be instructed to abstain from voting until informed otherwise.

The ESG team provide ongoing monitoring to ensure that the conflicts of interest register is kept up to date, with the deletion or addition of any conflicts as necessary, and the relevant teams will be notified of any changes to ensure that voting is carried out in accordance with this policy. The Management Committee oversees this process and are informed of any amendments to the conflicts of interest register.

For further information please contact:

esg@vamllp.com

Veritas Asset Management LLP,

1 Smart’s Place,

London,

WC2B 5LW

http://www.vamllp.com/

1 Excludes investments that are not held in the legal name of the underlying client and investments made via third party platforms.

January 2021

In addition, effective if and when the New Subadvisory Agreement takes effect, the SAI is amended as follows:

The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadvisers” beginning on page 78:

Fund	Investment Management Fee
AMG Veritas Asia Pacific Fund	0.71%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE